ITEM 1. REPORT TO STOCKHOLDERS


John Hancock
Income Securities Trust

SEMI
ANNUAL
REPORT

6.30.03

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 15

For your information
page 29

Dear Fellow Shareholders,

The stock market made a strong recovery in the first half of 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would soon begin to strengthen. Most of the market's move up occurred in the second quarter, and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains for the first six months of the year. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 21.51% through June, the Dow Jones Industrial Average was up 9.02% and the Standard & Poor's 500 Index returned 11.75%. With falling interest rates, bonds also did well, continuing their upward trend for a fourth consecutive year. High yield bonds led the pack, returning 18.49% in the first half as measured by the Lehman High Yield Index.

After the jarring stock-market losses of the last three years, it's a welcome relief for investors to be reminded that the market is indeed cyclical, and does move up -- not just down. And mutual fund investors will finally like what they see in their second-quarter statements: positive results. With the exception of bear funds, which bet on the market going down, every fund category tracked by Morningstar, Inc. and Lipper, Inc. posted double-digit gains in the quarter.

Whether this rally can be sustained depends in large part on whether the economy actually does rebound, and by how much, and how corporate earnings fare. It will also depend on how soon a lot of the investors still sitting on the sidelines decide to get back into the stock market.

No matter what happens next, the dramatic reversal in the stock market's fortunes, and other economic improvements, could be signals that it's time for investors to review their portfolios with their investment professionals to make sure they are well-positioned to meet their long-term investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of June 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income
consistent with
prudent invest-
ment risk by
investing in a
diversified
portfolio of debt
securities.

Over the last six months

* Bonds rallied amid lingering economic weakness and low inflation.

* Corporate bonds were the best performers, especially lower-quality bonds, followed by Treasury and mortgage-backed securities.

* The Fund added more lower-quality corporate bonds while reducing its position in mortgage-backed bonds.

[Bar chart with heading "John Hancock Income Securities Trust." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2003." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The first bar represents the 7.76% total return for John Hancock Income Securities Trust. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

18.7%   Federal National Mortgage Assn.
 9.3%   United States Treasury
 1.6%   Financing Corp.
 1.3%   DPL, Inc.
 1.1%   NiSource Finance Corp.
 1.1%   Ford Motor Credit Co.
 1.1%   Federal Home Loan Mortgage Corp.
 1.1%   Sealed Air Corp.
 1.0%   Targeted Return Index Securities Trust
 0.9%   Midland Funding Corp. II

As a percentage of net assets on June 30, 2003.



MANAGERS'
REPORT

BY BARRY H. EVANS, CFA, AND JEFFREY N. GIVEN, CFA, PORTFOLIO MANAGERS

John Hancock
Income Securities Trust

U.S. bonds posted moderate gains during the first six months of 2003. Bonds rallied thanks to a lethargic economy and low inflation, which led the Federal Reserve to cut short-term interest rates in June. It was the Fed's 13th rate cut since the beginning of 2001. Bonds also benefited from safe-haven demand early in the year as investors grew jittery about the impending war with Iraq. Bonds produced positive returns despite a sharp stock market rally, which attracted investor demand away from the bond market, and despite increased issuance by both corporations and the federal government. Corporate bonds, which typically offer the highest yields in the bond market, were the best performers. Treasury and other government bonds also fared well, while mortgage-backed securities lagged.

FUND PERFORMANCE

For the six months ended June 30, 2003, John Hancock Income Securities Trust produced a total return of 7.76% at net asset value. The average closed-end BBB-rated corporate debt fund returned 10.26% according to Lipper, Inc., while the Lehman Brothers Government/Credit Bond Index returned 5.23%.

"U.S. bonds posted moder
 ate gains during the first
 six months of 2003."

PORTFOLIO THEMES

In the first six months of the 2003, there were two key themes in the portfolio, both of which carried over from the last half of 2002. The first was an emphasis on higher-yielding securities, such as corporate and mortgage-backed bonds. These bonds made up more than two-thirds of the portfolio throughout the six-month period. The other theme was lowering the overall credit quality of the portfolio by investing in lower-rated corporate bonds, which we thought offered the best relative values in the bond market.

[Photos of Barry Evans and Jeffrey Given flush right next to first paragraph.]

CORPORATE BONDS ENHANCE PERFORMANCE

We increased our holdings of corporate bonds, which comprised more than half of the portfolio throughout the first half of 2003. With Treasury bond yields at their lowest levels in decades, many investors shifted into corporate bonds to capture higher yields. Lower-quality bonds, which offer the highest yields in the corporate market, attracted the most demand and produced the best returns. The Lehman Brothers High-Yield Corporate Index, an index of lower-rated bonds, returned nearly 20% in the first half of the year.

Another factor behind the outperformance of corporate bonds, especially lower-rated bonds, was a general trend toward improved fiscal responsibility. Many corporations have been reducing debt and shoring up their balance sheets in an effort to restore financial health and investor confidence.

Our focus on lower-rated corporate bonds was a key contributor to Fund performance. During the past six months, we reduced our exposure to mortgage-backed securities and added more lower-quality corporate bonds to the portfolio. In particular, we boosted our holdings of below-investment-grade bonds (also known as "high-yield" or "junk" bonds) from 15% to 20% of the portfolio. We also increased our position in corporate bonds rated BBB, the lowest investment-grade rating.

"Our focus on lower-
 rated corporate bonds
 was a key contributor
 to Fund performance."

BOTTOM-UP APPROACH

In selecting corporate bonds for the portfolio, we use a bottom-up approach that evaluates potential investments on a company- by-company basis. The end result is a diversified portfolio of bonds from a variety of industries.

[Table at top left-hand side of page entitled "Top five sectors". The first listing is Government -- U.S. Agencies 22%, the second is Utilities 12%, the third Government -- U.S. 9%, the fourth Finance 8%, and the fifth Media 7%.]

For example, we recently added bonds issued by XM Satellite Radio, Dayton Power & Light and Sealed Air to the portfolio. XM provides commercial-free satellite radio services and has seen a sharp increase in subscriber growth, especially since General Motors began installing the service in many of its cars. Dayton is a Midwestern utility that we thought had better prospects than the market had priced into the value of its bonds. Sealed Air makes bubble wrap and other packaging products, and we believe this company is well positioned to benefit from an improving economy.

MORTGAGES STRUGGLE

We were disappointed in the performance of our mortgage-backed securities during the past six months. In 2002, mortgage-backed securities underperformed other high-quality bonds as falling mortgage rates led to a significant refinancing boom. When mortgage rates hit record lows in late 2002, we sold some of our other high-quality bonds and bought mortgage-backed bonds, increasing our position to nearly 30% of the portfolio.

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-03." The chart is divided into five sections (from top to left): Corporate bonds 58%, U.S. government & agency bonds 31%, Preferred stocks 9%, Foreign government bonds 1% and Short-term investments & other 1%.]

We expected mortgage-backed securities to outperform in a relatively stable interest rate environment. Unfortunately, mortgage rates continued to fall in the first half of 2003, triggering two additional refinancing waves in March and May. As a result, mortgages didn't perform as well as we anticipated, posting returns that were comparable to short-term Treasury bonds.

[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Telus followed by an up arrow with the phrase "Telecom provider recovered from credit-rating downgrade." The second listing is PanAmSat followed by an up arrow with the phrase "Satellite TV company beat earnings expectations." The third listing is Great Central Mines followed by a down arrow with the phrase "Hurt by doubts about amount of gold in an Australian mine."]

We cut back somewhat on our mortgage-backed holdings because we felt that lower-rated corporate bonds offered better values. However, we still think mortgage-backed securities look attractive and expect to maintain our current position.

OUTLOOK

We believe that we are in the beginning stages of an economic recovery, but it will be several quarters before we know for sure that the economy is back on track. The Fed is likely to remain on hold until a clear direction for the economy is evident. Given an environment of moderate economic growth and low inflation, we believe interest rates should be relatively stable during the second half of the year.

We continue to favor lower-quality corporate bonds despite their recent outperformance. These bonds still offer a substantial yield advantage over Treasury bonds, and issuers continue to improve their balance sheets.

"We believe that we are in
 the beginning stages of an
 economic recovery..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2003
(unaudited)

This schedule is divided into three main categories: publicly traded bonds, preferred stocks and short-term investments. Long-term debt is further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                                               INTEREST     CREDIT         PAR VALUE
MATURITY DATE                                                          RATE     RATING*    (000s OMITTED)       VALUE
PUBLICLY TRADED BONDS 90.31%                                                                             $169,384,241
(Cost $161,153,049)

Aerospace 0.68%                                                                                             1,266,097
Jet Equipment Trust,
Equipment Trust Ctf Ser 95B2 08-15-14 (B) (R)                        10.910      CC               550          37,571
Raytheon Co.,
Note 03-01-10 **                                                      8.300      BBB-           1,000       1,228,526

Agricultural Operations 0.07%                                                                                 139,273
Bunge Limited Finance Corp.,
Note 05-15-13 (R)                                                     5.875      BBB              135         139,273

Automobiles/Trucks 1.48%                                                                                    2,781,197
Avis Group Holdings, Inc.,
Sr Sub Note 05-01-09                                                 11.000      BBB-             888         994,560
ERAC USA Finance Co.,
Note 12-15-09 (R)                                                     7.950      BBB+             340         406,014
General Motors Corp.,
Sr Note 07-15-13 +                                                    7.125      BBB            1,000         994,660
Hertz Corp.,
Sr Note 06-01-12                                                      7.625      BBB              380         385,963

Banks -- United States 2.25%                                                                                4,210,455
Bank of New York,
Cap Security 12-01-26 (R)                                             7.780      A-               650         744,407
Barclays Bank Plc,
Perpetual Bond (6.86% to 6-15-32 than variable)
(United Kingdom) 06-15-49 (R)                                         6.860      A+               520         601,126
Capital One Bank,
Note 06-13-13                                                         6.500      BB+              750         742,967
Corporacion Andina de Fomento,
Note (Supra National) 05-21-13                                        5.200      A                760         769,922
Royal Bank of Scotland Group Plc,
Perpetual Bond (7.648% to 09-30-31 then variable)
(United Kingdom) 08-31-49                                             7.648      A-               650         824,780
Zions Financial Corp.,
Gtd Note (6.95% to 05-15-06 then variable)
05-15-11                                                              6.950      BBB-             475         527,253

Building 1.19%                                                                                              2,231,048
Georgia-Pacific Corp.,
Sr Note 02-01-10 (R)                                                  8.875      BB+            1,000       1,085,000
Toll Brothers, Inc.,
Note 11-15-12 (R)                                                     6.875      BBB-           1,000       1,146,048

Chemical 0.72%                                                                                              1,350,400
Nova Chemicals Corp.,
Sr Note (Canada) 05-15-06                                             7.000      BB+            1,280       1,350,400

Computers 0.23%                                                                                               428,417
NCR Corp.,
Note 06-15-09                                                         7.125      BBB-             390         428,417

Containers 1.34%                                                                                            2,511,280
Owens-Brockway Glass Container, Inc.,
Sr Note 05-15-13 (R)                                                  8.250      B+               500         522,500
Sealed Air Corp.,
Sr Note 04-15-08 (R)                                                  5.375      BBB            1,895       1,988,780

Diversified Operations 1.12%                                                                                2,104,140
Hutchison Whampoa International Ltd.,
Note (U.S. Virgin Islands) 02-13-13 (R)                               6.500      A-             1,000       1,049,140
Tyco International Group SA,
Note (Luxembourg) 10-15-11 **                                         6.375      BBB-           1,000       1,055,000

Electronics 0.76%                                                                                           1,424,611
HQI Transelect Chile SA,
Sr Note (Chile) 04-15-11                                              7.875      A-             1,230       1,424,611

Energy 0.39%                                                                                                  724,513
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                      8.480      BBB-             550         724,513

Finance 6.68%                                                                                              12,536,213
Bank One Issuance Trust,
Pass Thru Ser 2003-C1 09-15-10                                        4.540      BBB            1,000       1,038,079
Capital One Master Trust,
Sub Pass Thru Ser 2000-3 Class C 10-15-10                             7.900      BBB              570         607,916
Citibank Credit Card Issuance Trust,
Pass Thru Ser 2003-C3 04-07-10                                        4.450      BBB            1,000       1,030,001
Conseco Finance Securitizations Corp.,
Home Equity Pass Thru Ctf Ser 2002-A
Class A-3 04-15-32                                                   5.330      AAA              870         883,549
Ford Motor Credit Co.,
Note 10-28-09                                                         7.375      BBB            2,000       2,096,624
General Motors Acceptance Corp.,
Note 08-28-12 **                                                      6.875      BBB            1,000         997,656
Household Finance Corp.,
Note 05-15-11                                                         6.750      A              1,390       1,614,303
PDVSA Finance Ltd.,
Note (Cayman Islands) 11-16-12                                        8.500      B-               565         516,975
Sears Roebuck Acceptance Corp.,
Note 10-15-27                                                         7.500      BBB+           1,000       1,067,419
St. George Funding Co.,
Perpetual Bond (8.485% to 06-30-17 then variable)
12-31-49 (R)                                                          8.485      Baa1             615         687,141
Targeted Return Index Securities Trust,
Ctf-02 08-15-08 (R)                                                   6.539      Baa3           1,680       1,844,820
Yanacocha Receivables Master Trust,
Pass Thru Ctf Ser 1997-A 06-15-04 (R)                                 8.400      BBB-             151         151,730

Food 0.51%                                                                                                    951,900
Corn Products International, Inc.,
Sr Note 08-15-09                                                      8.450      BBB-             835         951,900

Government -- Foreign 0.86%                                                                                 1,620,000
Columbia, Republic of,
Note (Colombia) 01-23-12                                             10.000      BB               500         560,000
United Mexican States,
Global Med Term Note Ser A (Mexico) 01-16-13                          6.375      BBB-           1,000       1,060,000

Government -- U.S. 9.31%                                                                                   17,457,272
United States Treasury,
Bond 08-15-17 **                                                      8.875      AAA            1,215       1,838,067
Bond 05-15-18 **                                                      9.125      AAA              495         767,656
Bond 02-15-31 **                                                      5.375      AAA           10,500      11,823,577
Inflation Indexed Note 01-15-11 **                                    3.500      AAA            1,130       1,283,487
Note 05-15-08 **                                                      2.625      AAA              730         736,673
Note 05-15-13 **                                                      3.625      AAA            1,000       1,007,812

Government -- U.S. Agencies 22.08%                                                                         41,417,498
Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf 01-01-16                                         11.250      AAA               73          81,340
CMO REMIC 2496-PE 07-15-31                                            5.500      AAA              645         675,846
CMO REMIC 2563-PA 03-15-31                                            4.250      AAA            1,272       1,297,424
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 02-01-08                                          7.500      AAA               15          16,292
15 Yr Pass Thru Ctf 09-01-10                                          7.000      AAA              133         141,850
15 Yr Pass Thru Ctf 09-01-12                                          7.000      AAA               38          40,624
15 Yr Pass Thru Ctf 04-01-17                                          7.000      AAA              155         164,571
15 Yr Pass Thru Ctf 02-01-18                                          5.500      AAA            6,550       6,804,363
15 Yr Pass Thru Ctf 05-01-18                                          5.000      AAA            1,120       1,158,686
15 Yr Pass Thru Ctf 06-01-18                                          5.000      AAA            1,055       1,091,441
Federal National Mortgage Assn.,
30 Yr Pass Thru Ctf 07-01-33 +                                        5.000      AAA            6,930       7,040,450
30 Yr Pass Thru Ctf 07-01-33 +                                        5.500      AAA           13,095      13,532,871
CMO REMIC 2002-73-PE 10-25-31                                         5.500      AAA            1,575       1,640,853
CMO REMIC 2003-16-PD 10-25-16                                         5.000      AAA            1,340       1,418,358
CMO REMIC 2003-17-QT 08-25-27                                         5.000      AAA            1,675       1,712,855
Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22                          6.940      AAA              222         229,631
Financing Corp.,
Bond 02-08-18                                                         9.400      Aaa            2,000       3,054,130
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 07-01-33 +                                        5.000      AAA            1,080       1,105,987
30 Yr Pass Thru Ctf 04-15-21                                          9.000      AAA               73          81,298
30 Yr Pass Thru Ctf 11-15-19 to 02-15-25                              9.500      AAA               75          83,584
30 Yr Pass Thru Ctf 11-15-20                                         10.000      AAA               39          45,044

Insurance 3.58%                                                                                             6,718,806
Anthem, Inc.,
Bond 08-01-12                                                         6.800      BBB+           1,000       1,167,458
CIGNA Corp.,
Note 10-15-11                                                         6.375      BBB+             585         655,017
Fund American Cos., Inc.,
Note 05-15-13                                                         5.875      BBB-           1,355       1,416,830
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                             7.625      AA               485         605,440
MONY Group, Inc. (The),
Sr Note 12-15-05                                                      7.450      BBB+             500         531,509
QBE Insurance Group Ltd.,
Bond 07-01-23 (R)                                                     5.647      BBB            1,000         971,556
UnumProvident Corp.,
Sr Note 03-01-11                                                      7.625      BBB-             895         957,650
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                                  7.875      AA               355         413,346

Leisure 2.76%                                                                                               5,179,635
Chukchansi Economic Development Authority,
Sr Note 06-15-09 (R)                                                 14.500      N/R              500         551,250
Harrah's Operating Co., Inc.,
Sr Sub Note 12-15-05                                                  7.875      BB+              745         810,188
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                                7.875      B+               345         351,038
Hyatt Equities LLC,
Note 06-15-07 (R)                                                     6.875      BBB            1,060       1,103,944
Toys "R" Us, Inc.,
Note 04-15-13                                                         7.875      BBB-           1,000       1,075,715
Waterford Gaming LLC,
Sr Note 09-15-12 (R)                                                  8.625      B+               700         735,000
Wynn Las Vegas LLC,
2nd Mtg Note 11-01-10                                                12.000      CCC+             500         552,500

Machinery 0.82%                                                                                             1,537,692
Kennametal, Inc.,
Sr Note 06-15-12                                                      7.200      BBB            1,405       1,537,692

Media 5.05%                                                                                                 9,475,039
British Sky Broadcasting Group Plc,
Sr Note (United Kingdom) 07-15-09                                     8.200      BB+              945       1,119,825
Clear Channel Communications, Inc.,
Sr Note 11-01-08                                                      8.000      BBB-             385         447,563
Continental Cablevision, Inc.,
Deb 08-01-13                                                          9.500      BBB              660         759,710
EchoStar DBS Corp.,
Sr Note 02-01-09 **                                                   9.375      BB-              325         346,531
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                                  8.625      B+               275         286,688
Grupo Televisa SA,
Note (Mexico) 09-13-11                                                8.000      BBB-             855         971,494
Innova S. de R.L.,
Sr Note (Mexico) 04-01-07                                            12.875      B-               165         168,300
Liberty Media Corp.,
Note 05-15-13                                                         5.700      BBB-             750         762,391
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                                   8.250      BBB-             540         703,616
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05                                      10.000      BBB-             445         482,825
TCI Communications, Inc.,
Sr Deb 02-01-12                                                       9.800      BBB              860       1,139,224
Deb 04-15-22                                                         10.125      BBB              335         475,364
Time Warner, Inc.,
Deb 01-15-13                                                          9.125      BBB+           1,114       1,426,758
XM Satellite Radio, Inc.,
Sr Sec Note, Step Coupon (14.00% to 12-31-05)
12-31-09 (A)                                                           Zero      Caa1             540         384,750

Medical 1.05%                                                                                               1,973,387
HCA -- The Healthcare Co.,
Note 09-01-10                                                         8.750      BBB-             900       1,048,387
Tenet Healthcare Corp.,
Sr Note 12-01-11                                                      6.375      BBB-           1,000         925,000

Metal 1.65%                                                                                                 3,101,535
Brascan Corp.,
Note (Canada) 03-01-10                                                5.750      A-             1,000       1,064,383
Great Central Mines Ltd.,
Sr Note (Australia) 04-01-08                                          8.875      D                350         175,000
Inco Ltd.,
Bond (Canada) 09-15-32                                                7.200      BBB-             490         540,060
Noranda, Inc.,
Note (Canada) 02-15-11                                                8.375      BBB-           1,175       1,322,092

Mortgage Banking 2.30%                                                                                      4,316,780
ContiMortgage Home Equity Loan Trust,
Home Equity Pass Thru Ctf Ser 1995-2 Class A-5
08-15-25                                                              8.100      AAA              400         399,796
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser 1998-C1
Class A-1A 05-17-40                                                   6.260      AAA              729         779,617
Deutsche Mortgage & Asset Receiving Corp.,
Commercial Mtg Pass Thru Ctf Ser 1998-C1
 Class C 06-15-31                                                     6.861      A2               415         473,187
GMAC Commercial Mortgage Securities, Inc.,
Mtg Pass Thru Ctf Ser 1998-C1 Class A-1 05-15-30                      6.853      Aaa              951       1,009,259
MBNA Master Credit Card Trust,
Sub Bond Ser 1999-B Class C 08-15-11                                  6.650      BBB            1,500       1,654,921

Oil & Gas 3.59%                                                                                             6,729,747
Alberta Energy Co. Ltd.,
Note (Canada) 09-15-30                                                8.125      A-               725         989,633
Enterprise Products Partners L.P.,
Note 03-01-33 (R)                                                     6.875      BBB            1,000       1,132,591
Kinder Morgan, Inc.,
Sr Note 09-01-12                                                      6.500      BBB              335         384,010
Louis Dreyfus Natural Gas Corp.,
Sr Note 12-01-07                                                      6.875      BBB+             345         397,912
Lyondell Chemical Co.,
Sr Note 12-15-08                                                      9.500      BB               220         209,000
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                                      10.125      BBB+           1,160       1,550,420
Pemex Project Funding Master Trust,
Gtd Note 10-13-10                                                     9.125      BBB-           1,115       1,349,150
Tosco Corp.,
Note 02-15-30                                                         8.125      A-               535         717,031

Paper & Paper Products 2.55%                                                                                4,784,592
Abitibi-Consolidated, Inc.,
Bond (Canada) 08-01-10                                                8.550      BB+            1,135       1,271,379
Corporacion Durango S.A. de C.V.,
Sr Note (Mexico) 07-15-09 (B) (R) #                                  13.750      D                500         210,000
International Paper Co.,
Note 10-30-12                                                         5.850      BBB            1,000       1,089,888
MDP Acquisitions Plc,
Sr Note (Ireland) 10-01-12                                            9.625      B                750         828,750
Stone Container Corp.,
Sr Note 02-01-11                                                      9.750      B                285         312,075
Sr Note 07-01-12                                                      8.375      B              1,000       1,072,500

Real Estate Investment Trust 0.10%                                                                            194,586
Healthcare Realty Trust, Inc.,
Sr Note 05-01-11                                                      8.125      BBB-             175         194,586

Real Estate Operations 0.57%                                                                                1,066,044
Socgen Real Estate Co. LLC,
Perpetual Bond Ser A (7.64% to 09-30-07
then variable) 12-31-49 (R)                                          7.640      A                920       1,066,044

Retail 1.46%                                                                                                2,733,725
Delhaize America, Inc.,
Gtd Note 04-15-06                                                     7.375      BB+            1,010       1,060,500
Gap, Inc. (The),
Note 12-15-08                                                        10.550      BB+              515         625,725
Penney J.C. Corp., Inc.,
Note 03-01-10                                                         8.000      BB+            1,000       1,047,500

Revenue Bonds 0.49%                                                                                           920,989
Golden State Tobacco Securitization Corp.,
Rev Ser 2003-A-1 06-01-39                                             6.750      A-             1,020         920,989

Telecommunications 4.79%                                                                                    8,977,682
AT&T Wireless Services, Inc.,
Sr Note 03-01-11                                                      7.875      BBB            1,025       1,210,548
Deutsche Telekom International Finance B.V.,
Bond (Coupon rate step up/down on rating)
  (Netherlands) 06-15-10                                              8.000      BBB+           1,005       1,234,521
France Telecom SA,
Note (France) 03-01-11                                                7.750      BBB            1,135       1,428,471
Mobile Telesystems Finance S.A.,
Gtd Sr Note (Luxembourg) 01-30-08 (R)                                 9.750      B+               400         435,000
PanAmSat Corp.,
Sr Note 02-01-12                                                      8.500      B-               675         730,688
Qwest Capital Funding, Inc.,
Note 08-15-06                                                         7.750      CCC+           1,000         935,000
Sprint Capital Corp.,
Note 05-01-19                                                         6.900      BBB-           1,000       1,047,448
Telus Corp.,
Note (Canada) 06-01-11                                                8.000      BBB            1,395       1,611,225
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                                     11.500      BBB+             295         344,781

Transportation 0.57%                                                                                        1,066,764
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1A 02-02-19                                    6.545      A-               270         261,552
Humpuss Funding Corp.,
Note 12-15-09 (R)                                                     7.720      B3               264         211,441
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1C 01-02-05                                   10.150      B                 68          38,256
Pass Thru Ctf Ser 1996-1D 01-02-15                                    8.970      B+               313         203,615
TFM S.A. de C.V.,
Gtd Sr Disc Note (Mexico) 06-15-09                                   11.750      B+               345         351,900

Utilities 8.81%                                                                                            16,523,237
AES Eastern Energy L.P.,
Pass Thru Ctf Ser 1999-A 01-02-17                                     9.000      BB+              410         435,625
Beaver Valley Funding Corp.,
Sec Lease Obligation Bond 06-01-17                                    9.000      BBB-             463         555,016
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                                    8.890      BBB-             700         841,190
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                                9.500      BBB            1,205       1,212,272
CMS Energy Corp.,
Sr Note Ser B 01-15-04                                                6.750      B+               400         404,000
DPL, Inc.,
Sr Note 09-01-11                                                      6.875      BBB-           2,200       2,414,840
Duke Power Co.,
1st Ref Mtg 07-01-33                                                  7.000      A-             1,500       1,543,279
Empresa Electrica Guacolda SA,
Sr Note (Chile) 04-30-13 (R)                                          8.625      BBB-           1,000       1,048,717
GG1B Funding Corp.,
Deb 01-15-11                                                          7.430      BBB-             294         306,864
IPALCO Enterprises, Inc.,
Sr Sec Note 11-14-11                                                  7.625      BB-              325         355,875
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                   11.750      BB-            1,410       1,522,800
Deb Ser B 07-23-06                                                   13.250      BB-              225         254,250
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                                 8.770      A                735         765,025
NiSource Finance Corp.,
Note 11-15-03                                                         7.500      BBB            1,350       1,375,294
Note 11-15-10                                                         7.875      BBB              615         726,131
Pinnacle Partners,
Sr Note 08-15-04 (R)                                                  8.830      BB+              690         715,875
PNPP II Funding Corp.,
Deb 05-30-16                                                          9.120      BBB-             495         618,636
Southern California Edison Co.,
1st Mtg Bond 02-15-07 (R)                                             8.000      BB               690         756,412
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                                    8.090      BBB-             611         671,136

Waste Disposal Service & Equip. 0.50%                                                                         929,687
Allied Waste North America, Inc.,
Sr Sub Note Ser B 08-01-09 **                                        10.000      B+               875         929,687

ISSUER, DESCRIPTION                                                                            SHARES           VALUE
PREFERRED STOCKS 8.78%                                                                                    $16,479,472
(Cost $15,980,011)

Banks 2.33%                                                                                                 4,374,790
Abbey National Plc, 7.375% (United Kingdom)                                                    41,300       1,127,490
Bank One Capital Trust VI, 7.20%                                                               40,000       1,102,800
Fleet Capital Trust VII, 7.20%                                                                 42,000       1,144,500
J.P. Morgan Chase Capital XI, 5.875%                                                           40,000       1,000,000

Finance 0.87%                                                                                               1,632,000
Citigroup Capital VII, 7.125%                                                                  20,000         544,000
Morgan Stanley Capital Trust II, 7.25%                                                         40,000       1,088,000

Media 1.74%                                                                                                 3,271,082
CSC Holdings, Inc., 11.125%, Ser M                                                             17,029       1,745,473
CSC Holdings, Inc., 11.75%, Ser H                                                               4,076         418,809
Viacom, Inc., 7.250%                                                                           40,000       1,106,800
Mortgage Banking 0.59%                                                                                      1,110,000
Wachovia Preferred Funding Corp., 7.25%, Ser A                                                 40,000       1,110,000

Telecommunications 0.56%                                                                                    1,050,400
Telephone & Data Systems, Inc., 7.60%, Ser A                                                   40,000       1,050,400

Utilities 2.69%                                                                                             5,041,200
Ameren Corp., 9.75%, Conv                                                                      20,000         568,400
Dominion Resources, Inc., 9.50%, Conv                                                          20,000       1,179,200
DTE Energy Co., 8.75%, Conv                                                                    20,000         525,800
KeySpan Corp., 8.75%, Conv                                                                     20,000       1,059,000
PSEG Funding Trust II, 8.75%                                                                   40,000       1,108,400
TECO Energy, Inc., 9.50%, Conv                                                                 31,600         600,400

ISSUER, DESCRIPTION,                                                         INTEREST       PAR VALUE
MATURITY DATE                                                                    RATE   (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 11.02%                                                                             $20,663,000
(Cost $20,663,000)

Joint Repurchase Agreement 11.02%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-03, due 07-01-03 (Secured by U.S.
Treasury Bonds, 5.250% thru 7.875% due
02-15-21 thru 11-15-28)                                                         1.100%        $20,663      20,663,000

TOTAL INVESTMENTS 110.11%                                                                                $206,526,713

OTHER ASSETS AND LIABILITIES, NET (10.11%)                                                               ($18,965,439)

TOTAL NET ASSETS 100.00%                                                                                 $187,561,274


    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S.-dollar-denominated, unless otherwise indicated.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income-producing issuer, filed for protection under the Federal Bankruptcy Code or is in default on interest payment.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $20,360,166 or 10.86% of the Fund's net assets as of June 30, 2003.

  + All or a portion of these securities, having an aggregate value of $22,673,968 or 12.09% of the Fund's net assets, have been purchased as forward commitments; that is the Fund has agreed on a trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market value of $25,166,701 of Anthem, Inc. 6.800% due 08-01-12, Avis Group Holdings, Inc. 11.000% due 05-01-09, Beaver Valley Funding Corp. 9.000% due 06-01-17, Clear Channel Communications, Inc. 8.000% due 11-01-08, Harrah's Operating Co., Inc., 7.875% due 12-15-05,
    Hertz Corp. 7.625% due 06-01-12, Household Finance Corp. 6.750% due 05-15-11, International Paper Co. 5.850% due 10-30-12, IPALCO Enterprises, Inc. 7.625% due 11-14-11, Kennametal Inc. 7.200% due 06-15-12, Kinder Morgan, Inc. 6.500% due 09-01-12, Liberty Media Corp. 5.700% due 05-15-13, Massachusetts Mutual Life Insurance Co. 7.625% due 11-15-23, MBNA Credit Card Trust 6.650% due 08-15-11, Midland Fund Corp. II 11.750% due 07-23-05, News America Holdings, Inc. 8.250% due 08-10-18, Occidental Petroleum Corp. 10.125% due 09-15-09, Penney J.C. Corp., Inc. 8.000% due 03-01-10, Qwest Capital Funding, Inc. 7.750% due 08-15-06, Sprint Capital Corp. 6.900% due 05-01-19, Stone Container Corp. 8.375% due 07-01-12, Time Warner, Inc. 9.125% due 01-15-13, Toll
    Brothers, Inc. 6.875% due 11-15-12 and Toys "R" Us, Inc. 7.875% due 04-15-13, has been segregated to cover the forward commitments.

  # Par value of foreign bond is expressed in local currency, as shown parenthetically in security description.

  * Credit ratings are rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

 ** Represent investment of securities lending collateral.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

June 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $177,133,060) including
  $21,395,461 of securities loaned                               $185,863,713
Joint repurchase agreement (cost $20,663,000)                      20,663,000
Cash                                                                      739
Cash segregated for futures contracts                                  27,500
Receivable for investments sold                                     4,657,878
Dividends and interest receivable                                   2,612,175
Other assets                                                           12,688

Total assets                                                      213,837,693

LIABILITIES
Payable for investments purchased                                  25,950,335
Payable for futures variation margin                                    9,375
Payable to affiliates
 Management fee                                                       277,587
 Other                                                                  7,202
Other payables and accrued expenses                                    31,920

Total liabilities                                                  26,276,419

NET ASSETS
Capital paid-in                                                   175,720,544
Accumulated net realized gain on investments
  and financial futures contracts                                   3,193,142
Net unrealized appreciation of investments
  and financial futures contracts                                   8,729,501
Distributions in excess of net investment income                      (81,913)

Net assets                                                       $187,561,274

NET ASSET VALUE PER SHARE
Based on 10,986,086 common shares outstanding                          $17.07

See notes to
financial statements.



OPERATIONS

For the period ended
June 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's invest-
ment income
earned and
expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest (including security lending income of $17,474
  and net of foreign withholding tax of $3,718)                    $5,031,437
Dividends                                                             527,591

Total investment income                                             5,559,028

EXPENSES
Investment management fee                                             549,555
Transfer agent fee                                                     54,516
Custodian fee                                                          33,714
Printing                                                               29,328
Accounting and legal services fee                                      27,464
Auditing fee                                                           17,152
Registration and filing fee                                            16,420
Trustees' fee                                                           5,252
Miscellaneous                                                           3,521
Legal fee                                                               1,652
Interest expense                                                          601

Total expenses                                                        739,175

Net investment income                                               4,819,853

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                         5,105,399
Financial futures contracts                                           (66,366)
Change in net unrealized appreciation (depreciation) of
Investments                                                         3,602,537
Financial futures contracts                                            (1,152)

Net realized and unrealized gain                                    8,640,418

Increase in net assets from operations                            $13,460,271

1 Semiannual period from 1-1-03 through 6-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the  previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions to
shareholders,
and increase due
to reinvestment
of distributions.
                                                          YEAR        PERIOD
                                                         ENDED         ENDED
                                                      12-31-02       6-30-03 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                               $9,721,830    $4,819,853
Net realized gain                                      886,746     5,039,033
Change in net unrealized
  appreciation (depreciation)                        2,151,819     3,601,385

Increase in net assets
  resulting from operations                         12,760,395    13,460,271

Distributions to shareholders
From net investment income                          (9,996,235)  (4,994,800)

From Fund share transactions                           795,011       507,571

NET ASSETS
Beginning of period                                175,029,061   178,588,232

End of period 2                                   $178,588,232  $187,561,274


1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

2 Includes accumulated (distributions in excess of) net investment income of $93,034 and ($81,913), respectively.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02     6-30-03 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $16.55      $16.64      $15.37      $15.89      $16.06      $16.31
Net investment income 3                                   1.14        1.10        1.07        1.00        0.89        0.44
Net realized and unrealized
  gain (loss) on investments                              0.09       (1.27)       0.52        0.19        0.28        0.78
Total from
  investment operations                                   1.23       (0.17)       1.59        1.19        1.17        1.22
Less distributions
From net investment income                               (1.14)      (1.10)      (1.07)      (1.02)      (0.92)      (0.46)
Net asset value,
  end of period                                         $16.64      $15.37      $15.89      $16.06      $16.31      $17.07
Per share market value,
  end of period                                         $15.88      $12.69      $14.44      $14.65      $14.66      $15.70
Total return at
  market value 4 (%)                                      1.75      (13.42)      23.06        8.69        6.42       10.26 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $177        $165        $172        $175        $179        $188
Ratio of expenses
  to average net assets (%)                               0.81        0.80        0.84        0.80        0.84        0.81 6
Ratio of net investment income
  to average net assets (%)                               6.79        6.88        6.89        6.17        5.56        5.31 6
Portfolio turnover (%)                                     240         184         248         299         371         151

1 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02, and, had the Fund not made these changes to amortization, the ratio of net investment income to average net assets would have been 6.30%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

2 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

3 Based on average shares outstanding.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited


NOTE A
Accounting policies

John Hancock Income Securities Trust (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On June 30, 2003, the Fund loaned securities having a market value of $21,395,461 collateralized by securities in the amount of $21,933,913.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At June 30, 2003, the Fund had deposited $27,500 in a segregated account to cover margin requirements on open futures contracts.

The Fund had the following open financial futures contracts on June 30, 2003:

                        NUMBER OF
OPEN CONTRACTS          CONTRACTS     POSITION     EXPIRATION     DEPRECIATION
------------------------------------------------------------------------------
U.S. Treasury Note      25            Short        SEP 03             ($1,152)

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. There fore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,647,579 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2008.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared and distributed quarterly.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next
$100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. There were no management fee reductions during the period ended June 30, 2003.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the number of Fund shares reinvested, the reclassification of capital accounts and the number of shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value. The Fund has 30 million shares authorized with no par value.

                              YEAR ENDED 12-31-02         YEAR ENDED 6-30-03 1
                            SHARES         AMOUNT      SHARES         AMOUNT

Beginning of period     10,898,374   $174,131,001  10,952,182   $175,212,973
Distributions
  reinvested                53,808        795,011      33,904        507,571
Reclassification of
  capital accounts              --        286,961          --             --
End of period           10,952,182   $175,212,973  10,986,086   $175,720,544

1 Semiannual period from 1-1-03 through 6-30-03. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2003, aggregated $222,144,973 and $216,820,914, respectively. Purchases and proceeds from sales or maturities of obligations of U.S. government aggregated $48,163,082 and $54,156,373, respectively, during the period ended June 30, 2003.

The cost of investments owned on June 30, 2003, including short-term investments, for federal income tax purposes was $198,218,111. Gross unrealized appreciation and depreciation of investments aggregated $10,016,640 and $1,708,038, respectively, resulting in net unrealized appreciation of $8,308,602. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

INVESTMENT OBJECTIVE AND POLICY

The Fund is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the New York Stock Exchange. The Fund's investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. Under normal circumstances the Fund will invest at least 80% of net assets in income securities. Income securities will consist of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. "Net assets" is defined as net assets plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

It is contemplated that at least 75% of the value of the Fund's total assets will be represented by debt securities which have at the time of purchase a rating within the four highest grades as determined by Moody's Investors Service, Inc., or Standard & Poor's Corporation. The Fund intends to engage in short-term trading and may invest in repurchase agreements. The Fund may issue a single class of senior securities not to exceed 33-1/3% of its net assets at market value and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost. The Fund may lend portfolio securities not to exceed 33-1/3% of total assets.

FINANCIAL FUTURES CONTRACTS AND OPTIONS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on an U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Dividend Reinvestment Plan.

During the period ended June 30, 2003, the Fund paid to shareholders dividends from net investment income totaling $0.455 per share. The dates of payment and the amounts per share are as follows:

PAYMENT DATE               DIVIDEND
-----------------------------------
March 31, 2003              $0.2275
June 30, 2003                0.2275

DIVIDEND
REINVESTMENT PLAN

The Fund offers shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Any shareholder of record of the Fund may elect to participate in the Plan and receive the Fund's common shares in lieu of all or a portion of the cash dividends. The Plan is available to all shareholders without charge. Mellon Investor Services (the "Plan Agent") will act as agent for participating shareholders.

Shareholders may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com showing an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent prior to the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to participate in the Plan.

The Board of Trustees of the Fund will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund's common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan, by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to four decimal places, will be credited to the shareholder's account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within five to seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend that the shareholder has elected to reinvest and the number of shares acquired with such dividend.

Participation in the Plan may be terminated at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site, and such termination will be effective immediately. However, notice of termination must be received prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Plan Agent. A shareholder will receive a cash payment for any fractional share held.

The reinvestment of dividends will not relieve participants of any federal, state or local income tax, which may be due with respect to such dividend. Dividends reinvested in common shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in common shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938
(telephone 1-800-852-0218).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETINGS

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

On March 20, 2003, the Annual Meeting of the Fund was held to elect eleven Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund. Proxies covering 9,732,741 shares of beneficial interest were voted at the meeting.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follow:

                                                WITHHELD
                                 FOR           AUTHORITY
--------------------------------------------------------------------
Dennis S. Aronowitz        9,595,611           137,130

Richard P. Chapman, Jr     9,605,315           127,426

William Cosgrove           9,601,375           131,366

John M. DeCiccio           9,549,913           182,828

Richard Farrell            9,608,612           124,129

Maureen R. Ford            9,609,338           123,403

William F. Glavin          9,592,043           140,698

John A. Moore              9,601,340           131,401

Patti McGill Peterson      9,603,530           129,211

John W. Pratt              9,597,860           134,881

The shareholders also ratified the Trustees' selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending December 31, 2003, with the votes tabulated as follows: 9,584,537 FOR, 48,635 AGAINST and 99,568 ABSTAINING.



FOR YOUR
INFORMATION

TRUSTEES

Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell
Maureen R. Ford
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND REGISTRAR

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL

Listed New York Stock Exchange:
JHS

For shareholder assistance refer to page 25


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        Mellon Investor Services
                                       85 Challenger Road
                                       Overpeck Centre
                                       Ridgefield Park, NJ 07660

Customer service representatives       1-800-852-0218

Portfolio commentary                   1-800-344-7054

24-hour automated information          1-800-843-0090

TDD Line                               1-800-231-5469

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  http://www.sec.gov


PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

P60SA      6/03
           8/03



ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 10. EXHIBITS.

(a) Not applicable at this time.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c) Proxy Voting Policies and Procedures


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
-----------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    August 27, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
-----------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    August 27, 2003





By:
-----------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer


Date:    August 27, 2003